UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

NEW FRONTIER CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Commencing on November 6, 2019, New Frontier Corporation (the “Company”) will use an updated investor presentation, dated November 2019, in connection with its previously announced business combination with Healthy Harmony Holdings, L.P. and Healthy Harmony GP, Inc. Below is a copy of the investor presentation, which is being filed herewith as soliciting material.

1 Nov 2019 New Frontier Corporation Business Combination with United Family Healthcare Updated 23:00PM Nov 1st, 2019

DISCLAIMER

This investor presentation ("presentation") is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of New Frontier Corporation ("NFC"), United Family Healthcare ("UFH") or any of their respective affiliates. This presentation has been prepared to assist investors in making their own evaluation with respect to the proposed business combination (the "Transaction") between NFC and UFH, and for no other purpose.

The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. NFC and UFH assume no obligation to update the information in this presentation, except as required by law. Furthermore, any and all trade names referred to in this presentation are the property of their respective owners.

Forward-Looking Statements
This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. NFC's and UFH's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect", "estimate", "project", "budget", "forecast", "anticipate", "intend", "plan", "may", "will", "could", "should", "believes", "predicts", "potential", "continue", and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, NFC's and UFH's expectations with respect to future performance and anticipated financial impacts of the Transaction and the timing of the completion of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results, including the inability to complete the Transactions (including due to failure to receive required shareholder approvals or the failure of other closing conditions), the inability to recognize the anticipated benefits of the Transaction; the inability to meet the New York Stock Exchange's listing standards, costs related to the Transaction, the combined company's ability to manage growth, the combined company's ability to execute its business plan (including due to changes in government policies or regulation affecting the combined company's business) and meet its projections, rising costs (including due to changes in regulation or government policies affecting the combined company's business) affecting the combined company's profitability, potential litigation involving NFC, UFH, or after the closing of the Transaction, the combined company, and other risks and uncertainties indicated from time to time in the proxy statement to filed relating to the Transaction, including those under the section entitled "Risk Factors" therein and in NFC's other filings with the U.S. Securities and Exchange Commission (the "SEC"). Most of these factors are outside of NFC's and UFH's control and are difficult to predict. NFC cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. NFC and UFH do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation
This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

NEW FRONTIER
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DISCLAIMER (CONT'D)

No Representation or Warranty
None of NFC, UFH or any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this presentation. The sole purpose of the presentation is to assist persons in deciding whether they wish to proceed with a further review of the Transaction and is not intended to be all-inclusive or to contain all the information that a person may desire in considering the Transaction. It is not intended to form the basis of any investment decision or any other decision in respect of the Transaction.

Use of Projections
This presentation contains financial projections. Such financial projections have not been prepared in conformity with accounting principals generally accepted in the United States or the International Financial Reporting Standards as adopted by the International Accounting Standards Board ("IFRS"). Neither NFC's nor UFH's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of NFC's and UFH's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of UFH or the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Industry and Market Data
In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which UFH competes and other industry data. We obtained this information and statistics from third-party sources, including reports by market research firms and company filings.

Use of Non-IFRS Financial Matters
This presentation includes certain financial measures, including Adjusted EBITDA that were not calculated in accordance with IFRS. Adjusted EBITDA is defined as net income (loss) plus (i) depreciation and amortization, (ii) finance expense/(income), (iii) other gains or losses, (iv) other expenses (such as share based compensation), (v) provision for income taxes, as further adjusted for (vi) certain monitoring fees paid to certain shareholders, and (vii) lease expense adjustment as a result of adoption of IFRS 16, (viii) transaction costs. NFC and UFH believe that these non-IFRS measures are useful to investors for two principal reasons. First, they believe these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, these measures are used by UFH's management to assess its performance and may (subject to the limitations described below) enable investors to compare the performance of UFH and the combined company to its competition. NFC and UFH believe that the use of these non-IFRS financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-IFRS measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with IFRS. Other companies may calculate Adjusted EBITDA and other non-IFRS financial measures differently, and therefore UFH's non-IFRS financial measures may not be directly comparable to similarly titled measures of other companies. For additional information and a reconciliation of these non-IFRS financial measures to the nearest comparable IFRS financial measures, see the section entitled "EBITDA Reconciliation" in the Appendix at the end of this presentation.

NEW FRONTIER

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4 4 DISCLAIMER (CONT'D) H istorical Financial Information Certain historical financial information of UFH included in this Presentation has been derived from the annual financial stat eme nts of UFH which were prepared in accordance with IFRS and are currently being audited in accordance with standards of the Public Company Accounting Oversight Board. In connection with suc h a udit, such financial information included herein is subject to change, and any such changes could be material. Additional Information About the Transaction and Where to Find It The Transaction is expected to be submitted to shareholders of NFC for their consideration. NFC intends to file with the SEC pre liminary and definitive proxy statements in connection with the Transaction and other matters and will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Transaction. NFC's shareholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendm ent s thereto and, once available, the definitive proxy statement, in connection with NFC's solicitation of proxies for its extraordinary general meeting to be held to approve, among other things , t he Transaction, because these documents will contain important information about NFC, UFH and the Transaction. Shareholders may also obtain a copy of the preliminary or definitive proxy st ate ment, once available, as well as other documents filed with the SEC regarding the Transaction and other documents filed with the SEC by NFC, without charge, at the SEC's website located at www.sec.gov or by directing a request to Harry Chang at (852) 6126 4345. Participants in the Solicitation NFC, UFH and their respective directors, and executive officers may, under SEC rules, be deemed to be participants in the sol ici tations of proxies from NFC’s shareholders in connection with the Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of NFC's sha reholders in connection with the Transaction will be set forth in NFC's proxy statement when it is filed with the SEC. You can find more information about NFC's directors and executive office rs in NFC’s Annual Report on Form 10 - K for the year ended December 31, 2018, filed with the SEC on April 1, 2019. Additional information regarding the participants in the proxy solicitation an d a description of their direct and indirect interests will be included in NFC's proxy statement when it becomes available, which can be obtained free of charge from the sources indicated above.

5 5 SITUATION OVERVIEW COMPANY OVERVIEW INDUSTRY OVERVIEW GROWTH INITIATIVES AND FINANCIALS APPENDIX TABLE OF CONTENTS

6 6 SITUATION OVERVIEW ▪ New Frontier Corporation (“NFC”) is a Special Purpose Acquisition Company (“SPAC”) sponsored by New Frontier Group (“NF Group”) . NFC completed a successful IPO on the NYSE in June 2018 (raised IPO proceeds of US $ 287 . 5 mm and FPA of US $ 190 . 0 mm) ▪ NFC is in the process of acquiring United Family Healthcare ("UFH"), one of the largest and most recognized integrated premium private healthcare operators in China ▪ NFC believes it can drive continuous growth to UFH's business given large supply / demand mismatch, highly visible growth and expansion plan and NFC’s significant experience in China’s healthcare industry ▪ NFC has obtained an additional $ 711 . 5 million in equity commitments (at $ 10 . 00 per share) from a group of leading global institutional investors ▪ The new company post business combination will operate under the name of New Frontier Health Corporation (“NFH”) with the mission to deliver high quality and comprehensive healthcare services across China, and to continue to grow through organic expansion and strategic acquisitions

7 7 COMPANY OVERVIEW

THE LEADING PRIVATE HEALTHCARE SERVICES PROVIDER IN CHINA

One of the **LARGEST** private healthcare services providers in China by revenue

2019E total revenue: **RMB ~2.5bn**

2014A-2019E CAGR: **13.3%**

TOP-RANKED brand among high-end private hospitals

COMPREHENSIVE SERVICE OFFERING covering 30+ specialties



和睦家医院

United Family Healthcare

和睦家医疗



9 hospitals[1] **18** clinics[1] **700+** licensed beds

600+ physician staff **600+** physician consultants

2019E outpatient visits: **~670,000**

2019E inpatient visits: **~12,000**

Operating Assets[2]

2019E Adjusted EBITDA: **RMB 469mm**

2015A-2018A CAGR: **34.9%**

ALL[3] **JCI** certified

Beijing United Family **ONLY JCI** and **CAP** certified hospital

FIRST da Vinci and **MAKO** in private hospital

Source: Company; As of Dec 31, 2018

1. Includes 2 hospitals under construction,13 directly operated clinics, 1 managed clinic and 4 clinics located in the central business districts of Shanghai, Guangzhou, Shenzhen and Hong Kong that are currently operated by the private vehicle of New Frontier Group. NFC and UFH expect that NFH will acquire these 4 clinics following the closing of the business combination at a valuation that approximates its cumulative investment cost
2. Operating assets include Beijing, Shanghai Puxi, Tianjin, Qingdao and Beijing Rehab Hospitals as well as Bo'Ao and Hangzhou Clinics and post-partum care worker business
3. All hospital and clinics with at least 3 years of operating experience are accredited or re-accredited on a 3-year cycle. The newest Qingdao and Shanghai Pudong hospitals were not yet eligible in the 2017 audit, but Qingdao will be included in the 2020 audit and Pudong will be eligible in the next cycle.

NEW FRONTIER

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NATIONWIDE GEOGRAPHIC FOOTPRINT

Broad geographic coverage across all **four Tier 1 cities**

Strategic opportunity for expansion **into Tier 2 cities**



Beijing
Tianjin
Qingdao
Shanghai
Hangzhou
Guangzhou
Shenzhen[2]
Hong Kong[3]
Hainan
Existing Hospitals
Pipeline Hospitals
Clinics

GREATER BAY CLUSTER



Hainan



Hub-and-Spoke Model

2 Hospitals | 5 Clinics[3]

BEIJING CLUSTER + NORTH CHINA[1]



Qingdao



Hub-and-Spoke Model

5 Hospitals | 8 Clinics

SHANGHAI CLUSTER + EAST CHINA





Hub-and-Spoke Model

2 Hospitals | 5 Clinics[3]

Disciplines Across Centers:
Dental, Dermatology, Emergency Care, Family Medicine, Internal Medicine, OB/GYN, Pediatrics, Rehab, Postpartum Rehab, Radiology, Surgery, Orthopedics, Urology, and others

NEW FRONTIER

Source: Company
1. 5 hospitals in Beijing Cluster including Qingdao United Family
2. UFH is expected to be given the exclusive right to manage New Frontier Group's 64,000 sq. meter flagship Shenzhen city center hospital as part of the transaction
3. Includes 4 clinics located in the central business districts of Shanghai, Guangzhou, Shenzhen and Hong Kong that are currently operated by the private vehicle of New Frontier Group. NFC and UFH expect that NFH will acquire these clinics following the closing of the business combination at a valuation that approximates its cumulative investment cost

9

10 10 BROADER ADDRESSABLE MARKET WITH MORE LOCAL PATIENTS 3 Commercial Insurance 39% Self - pay 61% DIVERSIFIED FOUNDATION FOR FUTURE GROWTH Expat 31% Local 69% MULTI - SPECIALTY SERVICE OFFERING 1 2018A Source: Company 1. OB/GYN: Obstetrics and Gynecology; Peds: Pediatrics; Ortho: Orthopaedics; FM: Family Medicine; IM: Internal Medicine; ER: Eme rgency Room; PPR: Post - Partum Rehab 2. Split by revenue from insurance / self - pay patients 3. Split by volume of expat and local Chinese patients REVENUE MIX BETWEEN SERVICE & PHARMACY 2018A OB/GYN 23% Peds 16% Surgery 8% Ortho 7% FM 9% IM 8% ER 7% PPR 3% Others 19% 2014 2018A Expat 46% Local 54% DIVERSIFIED PAYER STRUCTURE 2 Pharmacy 13.0% Service 87.0% 2018A

11 11 COMPREHENSIVE PROVIDER WITH ENTIRE "LIFECYCLE" COVERAGE Revenue driven by high acuity departments including Orthopedics & Surgery 162 299 2014 2018A Surgery Orthopedics High Acuity HUB - AND - SPOKE MODEL CREATES COMPREHENSIVE HEALTHCARE SERVICES PLATFORM WITH MULTIPLE PATIENT TOUCHPOINTS Clinics Potential for Dermatology, ENT 1 , Ophthalmology & New Hope Oncology Centre 51 89 2014 2018A Ophthalmology ENT Dermatology New Specialties Home Health Attracting traffic with OB/GYN and Pediatrics 483 783 2014 2018A Pediatrics OB/GYN Revenue (RMB mm) Prenatal Care Pediatrics OB/ GYN 1 Expanding differentiated services complemented by Rehabilitation and PPR PPR 1 Rehabilitation 14 88 2014 2018A PPR Rehabilitation Broader patient base built up by Family Medicine 112 176 2014 2018A Family Medicine Family Medicine Dental Source: Company 1. OB/GYN: Obstetrics and Gynecology; ENT: Ear, Nose and Throat; PPR: Post - Partum Rehabilitation

THE MOST REPUTABLE PRIVATE HEALTHCARE BRAND IN CHINA

RANKS TOP FOR MEDICAL QUALITY AMONG HIGH-END PRIVATE HOSPITALS BY PATIENTS, DOCTORS AND GOVERNMENT REGULATORS

- 2003 – The **designated healthcare institution** for foreigners during the SARS period
- 2010 – **Official designated medical institutions** for the Shanghai World Expo
- 2015 - Named as **Most Investment-Worthy** Healthcare Company
- 2016 – Ranked **No.1** in China Top 100 Private Hospitals
- 2016 – Ranked **No.2** in China Private Hospital Valuable Brands
- 2016 – Ranked **No.18** in China Private Hospital Conglomerates Top 50 League
- 2018 – The designated **Well-Known Trademark**
- 2018 - Ranked **No.1** repeatedly as The Best Employer among all private hospitals

RANKING SCORE OF PRIVATE BRANDS AMONG MONTHLY HOUSEHOLDS INCOME >RMB 27K[1,2,3]


BEIJING
1.64
1.37
1.30
1.28
1.25
1.03
UFH
AmCare
Parkway
New Century
HarMoniCare
Oasis
SHANGHAI
1.75
1.64
1.55
1.38
1.38
1.30
UFH
American-Sino
Landseed
St. Michael
Jiahui
Parkway
GUANGZHOU
1.85
1.55
1.53
1.50
1.48
1.08
UFH
Clifford
Distinct Healthcare
iBorn
Elisabeth
Bupa

Source: Company, Company Analysis
1. Survey Question 4: Please force rank the following private hospital brands' medical quality? Screening criteria: Have had any kind of medical treatment in private hospital in past 36 months
2. Scoring methods: a) Score 5 for brand ranked 1st; Score 3 for brand ranked 2nd; Score 1 for brand ranked 3rd; b) Divide summed score by the number of respondents
3. Sample size for Beijing, Shanghai and Guangzhou were 105, 110 and 62 respectively

NEW FRONTIER

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PLATFORM FOR HIGHEST CALIBER MEDICAL TALENT

ECONOMICS, BRAND AND CAREER OPPORTUNITIES ARE THE KEY FACTORS FOR ATTRACTING THE BEST PHYSICIANS

SALARY PACKAGE, BRAND NAME AND WORKING ENVIRONMENT ARE THREE MOST IMPORTANT FACTORS FOR CAREER CONSIDERATIONS BY PHYSICIANS

BEST SALARY PACKAGE

ANNUAL INCOME OF CHIEF PHYSICIAN (PRE-TAX)



~2.0-3.0 x
x
和睦家医疗
Public Hospitals

ANNUAL INCOME OF CHIEF PHYSICIAN (POST-TAX)



~1.7-2.0x
x
和睦家医疗
Public Hospitals

MOST REPUTABLE BRAND

TOP-RANKED AMONG PRIVATE HEALTHCARE PROVIDERS[1]

	Ranking
Beijing UFH	1
Shanghai UFH	3
AmCare Beijing	4
Peking University Intl. Hospital	10
Guangzhou UFH	14
New Century Healthcare	24
Shanghai Pudong UFH	31

TOP-RANKED AMONG PHYSICIANS[2]



(% of response)
Beijing
Shanghai
35
6
6
19
9
4
UFH
Sanbo³
AmCare
UFH
Parkway
Int'l SOS

BEST WORKING ENVIRONMENT

- Equipped with **advanced facilities**
  - **One of only 2** da Vinci in private hospitals[3] in China
  - **One of only 3** MAKO in China[3]
- UFH physicians spend an **average of ~20 min per outpatient appointment**, as opposed to the average less than 5 min consultation available in public hospitals
- **Substantially low physician churn rate,** 12%, 24% and 5% for UFH Beijing, Shanghai and Guangzhou respectively, versus ~30% turnover rate in most private hospitals in China

STRONG MEDICAL NETWORK WITH REPUTABLE PARTNERS

Source: China Private Healthcare Branding Value Ranked by DXY.com, Company, Company Analysis
1. Sample size of 274
2. Beijing Sanbo Brain Hospital, a private (mid market) specialty brain hospital
3. Also first to have Da Vinci and MAKO among all private hospitals in China

NEW FRONTIER
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ASSET OVERVIEW

UFH

	OPERATING ASSETS						EXPANSION ASSETS (TIER 1 ONLY)				EXPANSION ASSETS (TIER 2)
	TIER 1			TIER 2							
	Beijing Chaoyang	Shanghai Puxi[1] (old)	Shanghai Puxi[2] (new)	Tianjin	Qingdao	Beijing Rehab	Guangzhou	Shanghai Pudong	Beijing Datun	Shenzhen (Management Contract)	
Operating Stats[4]											
Open Date	1997/2014	2004	2019	2012	2015	2013	2018	2018	2020	2021	
Gross Floor Area (sqm)	24,504[3]	5,900[3]	21,769[3]	6,900	30,000[8]	11,520	70,607[3]	28,471	22,834	64,000	
# of Licensed Beds	120	50	100	30	200[8]	101	105	100	200	250-350	
# of Consultation Rooms	239[3]	71[3]	106[3]	26	29	32	135[3]	83[5]	82[5]	TBC	Signed MoU & framework agreement in major Tier 2 locations (lease / operate and management contract model)
# of Satellite Clinics	8	4		0	0	0	1	0	N/A	TBC	
2019E Financials (RMB mm)		*2018*									
Revenue	1,304[3]	492[3]	531[3]	136	86	93	176[3]	109	0	5	
Revenue Contribution	*52%*[3]	*24%*[3]	*21%*[3]	*5%*	*3%*	*4%*	*7%*[3]	*4%*	*0%*	*0%*	
Revenue / Bed[6]	14.0[3]	12.0[3]	7.5[3]	5.9	1.8	1.1	1.7[3]	1.3	N/A	N/A	
Revenue / Sqm (RMB k)	53.2[3]	83.4[3]	24.4[3]	19.7	4.3	8.1	2.5[3]	3.8	N/A	N/A	
Adjusted EBITDA	345[3]	110[3]	130[3,7]	22	(22)	(1)	(43)[3]	(79)	(45)	5	
Initial Investments[9]	318[10]	78[10]	296[11]	105[10]	348	206[10]	727	561	447	N/A[12]	

Beijing City Cluster — Shanghai City Cluster — Greater Bay Cluster — JCI-Certified

Source: Company
1. All financials for old Shanghai Puxi are 2018A figures
2. New Shanghai Puxi is the expansion of the old Shanghai Puxi
3. Includes satellite clinics associated with hospitals
4. As of Dec 31, 2018
5. Stands for consultation rooms available at stabilization
6. Revenue / bed is calculated based on bed in use for each year
7. Adjusted EBITDA of Shanghai Puxi in 2019 has been adjusted for one-off rent and relocation expenses in New Puxi Hospital, UFH is currently in the final stages of negotiation with its joint venture partner of Shanghai Puxi Hospital regarding an annual rental reimbursement, which amount would constitute an add-back of a non-recurring expense in 2018
8. Includes Building A and additional capacity from Building B expansion
9. Initial Capex plus historical or expected loss and pre-opening expenses during ramp-up period
10. Only includes initial Capex as losses are not traceable
11. Expects no loss to be incurred as it is considered as an expansion of the old Puxi site (~1km from the existing site), which already has mature and stable patient base
12. Management contract: CAPEX paid for by the project company

NEW FRONTIER

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ONE TEAM, ONE DREAM

SENIOR LEADERSHIP


Antony Leung
- Chairman / Co-Founder of New Frontier
- Chairman of Nan Fung Group
- Former HK Financial Secretary
- Former Chairman of Blackstone China, JP Morgan Asia


Roberta Lipson
- CEO of NFH
- Founder of UFH
- Medical industry experience: 35+ years
- One of the most well regarded healthcare executives in China


Carl Wu
- Chairman of Executive Committee at NFH
- CEO / Co-Founder of New Frontier
- Experienced healthcare entrepreneur (Co-founder of Care Alliance, YD Care, and Heal)
- Founding member of Blackstone Asia Pacific and Blackstone China

OPERATIONAL / MEDICAL EXPERTS


Dr. Jeff Staples
COO - UFH
- Medical industry experience: 25+ years
- Past experience: SOS, Parkway Health


DJ Hamblin-Brown
CMO - UFH
- Medical industry experience: 20+ years
- Past experience: NHS, Aspen Medical


Sylvia Pan
GM, Beijing UFH
- Medical industry experience: 25+ years


Lai Heng Mah
GM, Shanghai Puxi UFH
- Medical industry experience: 22+ years
- Past experience: KPJ Healthcare Berhad


Dr. Michael Zhang
GM, Shanghai Pudong UFH
- Medical industry experience: 20+ years
- Past experience: SIMC, Xinhua Hospital


Dr. Kate Gaynor
GM, Guangzhou UFH
- Medical industry experience: 15+ years
- Past experience: US CDC, Hawaii DMAT


Dr. Kelly Xia
CMO, Guangzhou UFH
- Professor of Pediatrics in China
- Published over 20 papers in medical journals

FINANCE / M&A PROFESSIONALS


Walter Xue
CFO - UFH
- Past experience: 25+ years in healthcare industry


Harry Chang
Managing Director - NF
- Past experience: CITIC Capital, China Everbright, China Minsheng Investment, Lehman Brothers, Merrill Lynch


David Zeng
Executive Director - NF
- Past experience: Blackstone Hong Kong, Barclays


Francis Lee
Managing Director - NF
- Past experience: Hilton Greater China

OPERATING PARTNERS


Albert Xu
Executive Director - NF
- Operating Partner of New Frontier Health
- Past experience: Blackstone, Deutsche Bank


Shuai Yuan
Executive Director - NF
- Operating Partner of New Frontier Health
- Past experience: Morgan Stanley PE, Morgan Stanley IBD

NEW FRONTIER

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16 16 EXPERIENCED BOARD OF DIRECTORS Frederick Ma Dr. C H Leong Notes: 1. Past and present 2. Mr. Shan Fu (CEO of Vivo China) will join as Director after closing 3. Currently part of Ministry of Commerce of PRC Independent Director ▪ Secretary for Commerce & Economic Development of the HKSAR (2007 – 2008) ▪ Secretary for Financial Services and the Treasury for HKSAR (2002 – 2007) Independent Director David Johnson Independent Director (2013 – present) (2009 – 2013) (1981 – 2009) ▪ Senior Managing Director / Senior Advisor ▪ Senior Vice President of Strategy and Business Development ▪ Vice President of Corporate Development ▪ Led IBM’s $3.5 billion acquisition of PwC’s consulting arm ▪ Chairman of the Hong Kong Hospital Authority (1988 – 2000) (2005 – 2012) ▪ Non - official member of the Executive Council HKSAR ▪ Non - executive Chairman (2016 – Present) (2009 – 2015) ▪ Chairman of the Hong Kong University Council Board directorships 1 Precedent experience ▪ Chief Financial Officer (2002 – 2002) ▪ Member of Legislative Council of Hong Kong (1988 – 2000) Shan Fu Director 2 (2013 – present) (2008 – 2013) ▪ Managing Partner, Co - CEO and CEO of Greater China ▪ Senior Managing Director in Private Equity group ▪ Chief Representative in Beijing office (2003 – 2008) ▪ Department of Foreign Investment in National Development and Reform Commission (NDRC) of PRC (1993 – 2003) ▪ State Economic and Trade Commission 3 of PRC

NEW FRONTIER HEALTHCARE ADVISOR TEAM

Dr. Leong Che-hung, GBM, JP
- Former Chairman of the Hospital Authority
- Former member of the Legislative Council
- Former Chairman of the University of Hong Kong (HKU) Council

Dr. Ko Wing Man, GBS, JP
- Former Secretary of Food and Health Bureau
- Member of the Medical Council of Hong Kong
- Chairman of the Hong Kong Anti-Cancer Society
- Director of the Hong Kong Red Cross
- Member of the Board of Hong Kong Baptist University

Professor Grace Tang Wai King, JP
- Honorary Clinical Professor of Department of Obstetrics and Gynecology, University of Hong Kong
- Founding Hospital Chief at The University of Hong Kong-Shenzhen Hospital
- Founding Chairman of The Asian Medical Education Association

David D. Ho, M.D.
- Irene Diamond Professor at The Rockefeller University
- Scientific Director and CEO of the Aaron Diamond AIDS Research Center
- Time Magazine's Man of the Year (1996)

Professor Chung-Mau Lo, BBS, JP
- Hospital Chief Executive at The University of Hong Kong-Shenzhen Hospital
- Director of Liver Transplantation Centre at Queen Mary Hospital
- Honorary Fellow of the American Surgical Association and the American College of Surgeons

Professor Yuen Kwok-yung
- Professor of Department of Microbiology, University of Hong Kong
- Co-Director of State Key Laboratory of Emerging Infectious Diseases at HKU
- Academician of Chinese Academy of Engineering

Dr. Carrie Willis, Yau Sheung Mui
- Chairman of Committee on Professional Development of Teachers and Principals
- Board of Canadian International School
- Executive Director of the Vocational Training Council

Dr. Zhang Naizi
- Director of Shanghai third community welfare institute
- Director of the Institute of Ageing Industries, Shanghai Jiaotong University
- Member of the national pension service expert committee

Mrs. Kwok Yuen Wai Yee Victoria
- Three committees of the Association's Residential Aged Care Accreditation Scheme
- Former non-government organization representative to the Central Committee on Elderly Services
- Former Member of Social Welfare White Paper Aged Service Committee

Professor Diane T.F. Lee, JP
- Professor of Nursing at the Nethersole School of Nursing, CUHK
- Director of Y.K. Pao Foundation Centre for Nursing Excellence in Chronic Illness Care
- Deputy Director of CUHK Jockey Club Institute of Ageing

Dr. Leong Chi-tat
- Director of Haven of Hope Sister Annie Skau Holistic Care Centre
- Fellow of the Royal College of Internal Medicine
- Fellow of the Hong Kong Institute of Social Medicine

Professor Jean Woo
- Director of the Jockey Club Institute of Ageing at CUHK
- Director of the SH Ho Centre for Gerontology and Geriatrics
- Honorary Consultant of the Hospital Authority

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17

18 INDUSTRY OVERVIEW

19 19 REVENUE FOR HEALTHCARE SERVICES IN CHINA - HOSPITALS & PRIMARY CARE (US$ bn) 1 17% CAGR 13 - 17 (%) CAGR 17 - 23 (%) 25% 11% 12% 16% 22% 10% 9% (US$ bn) 1 42% 58% 59% 59% 59% 60% 62% 41% 41% 41% 40% 38% RAPID GROWTH IN DEMAND FOR HEALTHCARE SERVICES 23% 25% CAGR 17 - 23 (%) 20% 22% CAGR 13 - 17 (%) Source: NHFPC, Company Analysis 1. Exchange rate at USD:RMB = 1.00 : 6.80 2. Annual high - end medical spending by residents (Expatriate, Local out of Pocket, Local Insured Patients) in Tier 1 & Tier 2 ci ties of China Local out of Pocket is defined as affluent households with annual income > RMB 324K Assumed addressable population all live in Tier 1 and Tier 2 cities; Tier 1 cities: Beijing, Shanghai, Guangzhou and Shenzhen ; Tier 2 cities: 46 cities incl. Tianjin, Nanjing, Hangzhou, Chongqing, Chengdu, Ningbo and etc. PREMIUM HEALTHCARE EXPENDITURE 2 IN CHINA 434 6% 20% 2017A 21% 71% 20% 71% 340 6% 2013A 7% 20% 4% 8% 71% 2015A 3% 20% 70% 2016A 1,009 3% 9% 69% 15% 19% 62% 2023E 389 488 544 2014A Private primary care Private hospitals Public primary care Public hospitals 58% 42% 2014A 10 2013A 41% 59% 41% 41% 59% 2015A 59% 2016A 40% 60% 2017A 38% 62% 2023E 5 7 8 13 40 1st tier 2nd tier

20 20 CHINA IS UNDER - PENETRATED IN PRIVATE HEALTHCARE 0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 300 700 500 600 900 1,000 1,100 400 1,300 1,200 800 5,300 0 Germany SOUTH AFRICA Spain Private healthcare spending per capita (US$) Taiwan South Korea GDP per capita (US$ ‘000) Canada Japan United States Singapore China France Switzerland BRAZIL Australia Asia NA EU LatAm & Africa AU South Africa and Brazil have lower/comparable income but higher spending than China China Tier 1 1 Hong Kong SAR 2 Source: EIU, Euromonitor, BMI, Hong Kong Food and Health Bureau; A s of 2017 1. Tier 1 cities include Beijing, Shanghai, Guangzhou and Shenzhen. Private healthcare spending per capita assumed to mirror pri vate vs. public hospital revenue trends in China 2. Private healthcare spending per capita assumed to mirror private vs. public hospital revenue trends in Hong Kong SAR Countries and Regions

TOP TRENDS IN THE CHINESE PUBLIC AND PRIVATE HOSPITAL SECTORS

TOP TRENDS IN THE PUBLIC HOSPITAL SECTOR

SCARCITY AND UNEVEN DISTRIBUTION OF QUALITY MEDICAL RESOURCES



# of Annual Hospital Outpatient Visits (mm)
Class III: 2,232 (8%)
Class II: 7,944 (27%)
Class I: 9,282 (32%)
Unrated: 9,682 (33%)
Class III: 1,628 (50%)
Class II: 1,217 (37%)
Class I: 218 (7%)
Unrated: 207 (6%)
# of Hospitals in China

IMMENSE PRESSURE ON PUBLIC HEALTHCARE SYSTEM

3 hours Average time to visit a physician

5 mins Actual time spent in a physician consultation

~90% Average bed occupancy rate in public hospitals

EXPECTED DEFICIT OF THE BASIC SOCIAL MEDICAL INSURANCE



(RMB bn)
2020E
Deficit is expected to arise
2026E
(2,300)

TOP TRENDS IN THE PRIVATE HOSPITAL SECTOR

Highly Fragmented Market
- Limited scaled players provide opportunity for a large, branded player like UFH

Lack of a Comprehensive Service Provider
- Most private hospital systems are focused on a single specialty / low acuity situations

Brand Recognition and Reputational Issues
- Scarcity value as few players have both a strong brand and reputation

Willingness to Pay
- >80% of patients are willing to pay a premium to visit a private hospital
- Huge under supply of premium hospitals

Private hospitals in China are facing challenges that present unique opportunities for a branded comprehensive player like UFH

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Source: Frost & Sullivan, PwC survey on urban middle class Chinese, National Health and Family Planning Commission, Company Analysis; As of 2016

21

22 22 25 40 64 103 314 106 139 183 240 483 131 179 247 343 797 90 109 155 212 303 7% 8% 11% 15% 22% 0 200 400 2000A 2010A 2020E 2030E 2040E Population Aged 65+ as % of Total Population AGING POPULATION AND COMMERCIAL HEALTHCARE INSURANCE ARE KEY LONG TERM GROWTH DRIVERS OF HEALTHCARE SERVICES 15% 28% CAGR 18 - 23 (%) 15% 25% CAGR 12 - 18 (%) RAPIDLY AGING POPULATION China population aged 65+ (Persons mm) HIGH - END PHI 2 ADDRESSABLE POPULATION ('000) COMMERCIAL HEALTH INSURANCE GWP 1 (US$ bn) 2 China Population Aged 65+ (Persons mm) 2012A 2014A 2016A 2018E 2023E Source: United Nations, China Insurance Yearbook, CIRC, McKinsey Global Institute, Company Analysis 1. Include all local and foreign players. Health insurance GWP (gross written premium) includes premium sold by both life and P& C insurers 2. PHI = Private Health Insurance 3. Exchange rate at USD:RMB = 1.00 : 6.80 Tier 1 cities Tier 2 cities 2023E 2012A 13 2016A 2014A 2018E 23 59 94 294

THE LEADING COMPREHENSIVE HEALTHCARE SERVICES PROVIDER IN CHINA

ONE OF THE LARGEST BY REVENUE

- One of the largest multi-specialty healthcare services group

MOST COMPREHENSIVE HEALTHCARE SERVICES OFFERING

- Covering over 30+ specialties while major peers[1] only have 10-15 specialties
- High entry barriers

BROADEST GEOGRAPHIC COVERAGE

- All 4 Tier 1 cities in China
- Complementary strategic coverage in selective Tier 2 cities

2018A REVENUE[2]
(RMB mm)



PUBLICLY LISTED
PRIVATE
Estimated revenue contributions from new facilities with pre-spent Capex (~4-5x the size of the existing mature hospitals)
Existing facilities 2018A: 2,059
23.2%
15.6%
5.5%
7.7%
7.1%
8.7%
32.2%
924
77.7%
4.8%
17.5%
615
16.6%
83.4%
1,000
~90%
~10%
490(5)
~90%
~10%
350
OB/GYN
Peds
Internal Medicine
General Surgery
Ortho
Family Medicine
Other Specialties[3]
和睦家医疗
United Family Healthcare

	UFH	Company A	Company B	Company C[5]	Company D	Company E
	Largest comprehensive group	OB/GYN focus	Peds focus	OB/GYN and Peds	OB/GYN and Peds	Family Medicine
# of Tier 1 cities[4]	4	2	1	2	2	1
Market Capitalization (US$ mm)[6]	N/A	198[6]	212	N/A	N/A	N/A

Source: Company, Company Analysis
1. Major peers include Parkway Health, AmCare, HarMoniCare, American-Sino and New Century Healthcare
2. Revenue and breakdown based on 2018A except for Company A (2018 annual report not released)
3. Other Specialties include Medical Aesthetic, Oncology, Dental, Neurology, and Emergency Medicine
4. Refers to Beijing, Shanghai, Guangzhou and Shenzhen
5. Includes Shanghai hospital revenue only
6. As of Jul 29, 2019 except for Company A; Company A entered into stock suspension since Apr 1, 2019

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23

24 24 VALUE CREATION SUMMARY

SUM-OF-THE-PARTS VALUATION: TODAY

Sum of the parts valuation of NFC post acquisition of UFH | **Acquisition Cost of UFH**



(in US$ mm unless otherwise noted)
1
1,197 ($8.6/share³)
Tier 2
Beijing, Shanghai Puxi
2
825 ($5.9/share³)
3
68 ($0.5/share³)
2,090 ($15.0/share³)
1,436 ($10.0/share)
Operating Assets
Expansion Assets (Tier 1)¹
SZ Mgmt. Contract
SOTP Valuation
PFMA Enterprise Value of NFC²

1 *Operating Assets (BJ, SH Puxi, Tianjin, Rehab, Qingdao)*

- Valued at **16x 2020E Adjusted EBITDA of US$ 75mm** (RMB 589mm less 50% of HQ cost allocation) vs. **15-21x 2020E Adjusted EBITDA** for regional healthcare service leaders with similar growth profile (reflecting 1 year of ramp-up in new SH Puxi and no contribution from Qingdao)

2 *Expansion Assets (Tier 1 only)*

- Valued at **5.8x Stabilized EBITDA of US$ 142mm** (based off discounted cash flow of Guangzhou, Pudong, BJ Datun and 50% of HQ cost allocation since 2019 with 13% WACC and 16x terminal multiple)
- Expansion assets will generate RMB 11mm revenue per bed at stabilization, comparing with RMB 13mm for BJ and RMB12 mm for SH Puxi in 2018

3 *SZ Mgmt Contract*

- Valued at **US$ 68mm** (based off discounted cash flow of Shenzhen management contract since 2019 with 13% WACC and 16x terminal multiple)

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Notes:
1. DCF includes 100mm outstanding investments in stabilized assets
2. Fully diluted (including SPAC founder shares dilution)
3. Assuming US$ 300mm net debt post transaction and 132mm total number of shares before accounting for the exercise of 26.875 mm SPAC warrants

25

POTENTIAL TRANSACTION VALUE CREATION



$10.0/Share[1]
1 $9.0-$9.5[1]
2 $3.5 - $4.0[1]
3 $3.0 - $3.5[1]
4 $3.5 - $4.0[1]
5 $0.4 - $0.7[1]
6 $6.0 - $6.5[1]
7 $4.0 - $7.0[1]
$39.4 - $45.2/Share[1]
UFH Status Quo
Operating Asset Organic Growth[2]
Expansion Asset Organic Growth[2]
Tier 2 City Expansion[3]
Other Initiatives[4]
Call Option on Shenzhen Opco[5]
Bolt-on Acquisitions[6]
Multiple Re-Rating
UFH
Immediate
Near-Term
Medium-Term

1. Organic growth from Tier 1 and Tier 2 existing assets in line with historical growth rate
   - Current at roughly 50% of stabilized state
2. Ramp-up of Tier 1 new assets (GZU, PDU and DTU) to <50% the efficiency and productivity of BJU and SHU
3. Management contract model which charges a fixed brand fee and a variable fee with a call option
   - Lease and operate model in key 2nd tier cities such as Hangzhou and Chengdu
4. Other Initiatives include continued expansion of managed care business, opening of IVF centers in select cities, additional outpatient networks in Beijing, Shanghai, Guangzhou and Shenzhen and selected 2nd tier cities
5. Call option exercised on the Shenzhen Opco at fair market value
6. US$300-400 mm of acquisitions done at 10x LTM EBITDA (approximately US$ 150-200mm of which is currently in preliminary term sheet discussion)
   - Leverage extensive experience of NFC Management
7. Assume re-rating to regional leader multiple of 20x NTM EBITDA

Notes:
1. Assuming US$ 300mm net debt post transaction and 132mm total number of shares before accounting for the exercise of 26.875mm SPAC warrants
2. US$ 1.70-1.75bn of incremental equity value from organic growth of existing facilities and facilities under construction
3. US$ 400-450mm of incremental equity value from 2nd tier cities expansion with additional management contracts and launch of Hangzhou / Chengdu Hospitals
4. US$ 500-550mm of incremental equity value from additional IVF centers, outpatient clinics and managed care program
5. ~US$50mm of incremental equity value from exercising the call option of Shenzhen hospital
6. Range reflects acquisition of US$300-400mm of assets; assumes target acquired at 10.0x LTM EBITDA, reflecting valuation of single-asset hospitals and clinics

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26

27 27 UPSIDE CATALYSTS DELIVERING ADDITIONAL VALUE  Scale more capital efficiently by using a combination of lease/operated and managed contract model in Tier 2 cities  Grow from 4 Tier 1 to 46 Tier 2 cities (in partnership with strategic real estate developers)  Establishing sub - brands to further broaden UFH’s outreach within the local population and enhance UFH's brand equity FULLY EXPLORE POTENTIAL IN TIER 2 CITIES CLEAR SPECIALTY FOCUS ENHANCED OUTPATIENT NETWORK MANAGED CARE AND OTHER INITIATIVES M&A OPPORTUNITIES TECHNOLOGY UPGRADES  Continue deep specialization in select areas but maintain a comprehensive suite of services  Grow IVF from Tianjin to nationwide  New centers of excellence: oncology, orthopedics, ENT, sleep center, geriatric center, gynecology, advanced surgical , etc.  Continue to replicate the successful hub & spoke model from Beijing to nationwide  Maximize clustering effects by setting up additional complementary services  Broaden our service suite though clinics and pharmaceutical services  Focus on increasing acuity services (robotics, oncology, advance imaging) to drive ASP / margin and create higher barriers to competitors  Continued investment in the AI and mobile technology for data analytics, online consultation, risk underwriting, preventive care  Roll out managed care network on the back of the largest private provider system in China  Further spin - off of procurement, staffing and IT service verticals as standalone businesses that service 3 rd parties  Strategic acquisitions of specialty hospitals, outpatient and services network to further complement our existing portfolio  Management contracts include a right to acquire managed hospitals

28 28 # of cities 4 46 1 Population 72mm 339mm GDP per Capita RMB 149k RMB 99k High - End Hospital Presence Current UFH Coverage 2019E Rev: RMB 2,218mm 2 15 - 19E CAGR: 13.8% 2 2019E Rev: RMB 257mm 3 15 - 19E CAGR: 40.7% 3 Source: National Bureau of Statistics, Oxford Economics, McKinsey Global Institute, Company Analysis ; As of 2017 1. Tier 2 cities are defined as cities with 2016 GDP (latest available consistent historical data in McKinsey Global Institut e) from RMB 200 - 1500bn, in 2010 price 2. Tier 1 coverage includes 7 hospitals in Beijing (3) /Shanghai (2) /Guangzhou (1) /Shenzhen (1) and 11 clinics in Beijing (8), Shanghai (2), and Guangzhou (1) 3. Tier 2 coverage includes 2 hospitals in Tianjin (1) /Qingdao (1) and 3 clinics in Hangzhou (1) / Bo’Ao (1) / Wuxi (1). Current Pipeline Limited competition More competition POTENTIAL ON TIER 2 CITY EXPANSION Tier 1 Tier 2  4 MOU signed

29 29 TECHNOLOGY INITIATIVES 29

30 30 Illustrative Pro Forma Valuation Ownership Post-Transaction RMB 1 USD Stake % NFC IPO 22% NFC Illustrative Share Price 68.00 10.00 NFC FPA 7 14% (x) Pro Forma Shares Outstanding (mm) 2,3 132.0 132.0 NFC New Issuance³ 43% Fully Distributed Equity Value 8,979 1,320 NFC SPAC Dilution 9% Plus: Pro Forma Net Debt 789 116 Management 4,5 5% Fully Distributed Enterprise Value 9,768 1,436 Fosun 7% Total 100% Sources of Funds Quantum Quantum % of RMB 1 USD RMB 1 USD Total Cash Proceeds to Vendors 7,918 1,164 Term Loan A³ 2,040 300 20% Cash to the Balance Sheet 1,047 154 NFC IPO 6 1,999 294 19% Transaction Fees 204 30 NFC FPA 7 1,292 190 13% Total Cash Uses 9,169 1,348 NFC New Issuance³ 3,839 565 37% Roll-over Equity 1,081 159 Roll-over Equity 1,081 159 11% Total Uses 10,250 1,507 Total Sources 10,250 1,507 100% Uses of Funds SOURCES & USES OF FUNDS Note : 1 . Exchange rate at USD : RMB = 1 . 00 : 6 . 80 2 . Includes an estimated 59 . 7 m shares held by NFC public and Forward Purchase Agreement investors (including 28 . 8 mm public NFC shares, 11 . 9 mm NFC Founder shares, 19 . 0 mm shares issued to FPA investors), 15 . 9 mm rollover shares issued to existing UFH shareholders, and at least 56 . 5 mm shares issued to PIPE investors ; excluding NFC warrants, which are currently out - of - the - money ; all share information throughout this presentation assumes no redemptions by public shareholders, assumes a US $ 10 . 00 per share price for illustrative purposes and assumes conversion of the class B Founder Shares into Class A common shares on a 1 : 1 basis in connection with the business combination 3 . Depending on the outcome of trust account redemption and other considerations, NFC may increase initial primary capital or reduce the debt drawdown by approximately US $ 100 mm in total and increase the NFC new PIPE issued by approximately US $ 100 mm, which may increase total shares count to 142 mm but will not impact the Fully Distributed Enterprise Value 4 . Management exercise ESOP plan using fully diluted basis 5 . Subject to further confirmation with ESOP participants before closing, assuming full vesting of ESOP with a small portion of RSU & options rolling over to NFC RSU & options 6 . Amounts based on cash held in NFC’s trust account as of June 30 , 2019 7 . FPA : Forward Purchase Agreement 8 . Value of management shares at US $ 10 . 0 less estimated income tax of ESOP vesting less repayment of company loan to executives Management roll - over estimated ~85% of net value 8 held pre - transaction $711 million of PIPE committed as of July 30 th (subject to 25% scale back at NFC’s discretion)

31 31 INVESTMENT HIGHLIGHTS Well - established nationwide platform with scale and an experienced management platform 4 Attractive valuation on a sum - of - the - parts basis 5 Multi - dimensional growth opportunities 6 The leading comprehensive healthcare services provider with the most reputable brand in China 2 Robust outlook of the Chinese private healthcare industry supported by favorable long term secular drivers 1 Unique hospital + clinic hub & spoke network; “entire lifecycle” coverage 3 Substantial platform synergies with New Frontier led by a proven management team 7

32 32 APPENDIX A – FINANCIALS & BENCHMARKING

SUBSTANTIAL INVESTMENTS HAVE BEEN MADE FOR FUTURE EXPANSION

	Area	Bed in Use									
	GFA (sqm)	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E	2023E	2024E
Operating Assets											
Beijing (incl. Clinics)[1]	24,504	78	83	84	91	93	93	95	95	97	97
Shanghai Puxi (incl. Clinics)[2]	21,769	36	39	41	41	71	71	80	80	90	90
Tier 2 (TJ, QD, Rehab)[3]	48,420	99	120	130	142	156	167	194	194	214	214
Sub-total	**94,693**	**213**	**241**	**255**	**274**	**320**	**331**	**369**	**369**	**401**	**401**
Expansion Assets (Tier 1)											
Guangzhou (incl. Clinics)[4]	70,607	-	-	-	105	105	105	120	120	140	140
Shanghai Pudong	28,471	-	-	-	85	85	85	100	100	100	100
Beijing Datun	22,834	-	-	-	-	-	62	62	80	90	100
Shenzhen (mgmt. contract)[5]	64,000	-	-	-	-	-	-	100	150	150	150
Sub-total	**185,912**	**-**	**-**	**-**	**190**	**190**	**252**	**382**	**450**	**480**	**490**
Total	**280,605**	**213**	**241**	**255**	**464**	**510**	**583**	**751**	**819**	**881**	**891**

Notes:
1. Includes 16,532 sq.m. from Beijing Hospital and 7,972 sq.m. from Beijing Clinics. Beijing Clinics expanded from 6,887 sq.m. to 7,972 sq.m. in 2015 with the opening of 2 new clinics
2. Total GFA of Shanghai Puxi (incl. clinics) was 5,900 sq.m. until 2018. Shanghai Puxi (incl. clinics) underwent an expansion to reach a total GFA of 21,769 sq.m. in 2019. Total GFA does not include the Shanghai clinic that is currently operated under New Frontier Group's private vehicle
3. Consists of Tianjin with a total GFA of 6,900 sq.m., Beijing Rehab with a total GFA of 11,520 sq.m. and Qingdao (opened in 2015) with a total GFA of 20,000 sq.m. (with 10,000 sq.m. more capacity in building B)
4. Guangzhou expanded its total GFA from 648 sq.m. in 2017 (consisting only of Guangzhou Clinic) to 70,607 sq.m. in 2018 following the opening of its Guangzhou Hospital
5. Shenzhen facility is currently estimated to have approximately 250-350 beds and will initially be operated under a management contract model

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33

REVENUE SUMMARY (EXCL. M&A)

Revenue Breakdown *(RMB mm)*

See Appendix P44 for back-up

	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E	2023E	2024E	15-18A CAGR	18-20E CAGR	18-24E CAGR
Operating Assets													
Beijing (incl. clinics)	751	962	1,064	1,168	1,304	1,423	1,542	1,656	1,773	1,899	15.8%	10.4%	8.4%
Shanghai Puxi (incl. clinics)[1]	496	508	495	492	531	682	792	882	976	1,076	(0.2%)	17.7%	13.9%
Tier 2 (TJ, QD, Rehab) & Other Assets[2]	102	150	207	305	374	461	539	612	684	753	44.2%	23.0%	16.3%
Sub-total	**1,348**	**1,620**	**1,766**	**1,965**	**2,209**	**2,566**	**2,873**	**3,150**	**3,433**	**3,727**	**13.4%**	**14.3%**	**11.3%**
Expansion Assets (Tier 1)													
Expansion (GZ[3], SH Pudong, BJ Datun)	42	50	59	97	285	526	786	1,053	1,340	1,641	32.1%	133.3%	60.3%
Shenzhen (mgmt. contract)	-	-	-	-	5	9	14	12	24	40			
Sub-total	**42**	**50**	**59**	**97**	**290**	**535**	**800**	**1,065**	**1,364**	**1,681**	**32.1%**	**135.2%**	**61.0%**
Others													
Expansion Assets (Tier 2)[4]	5	6	3	(3)	2	15	30	47	67	88			
Total	**1,395**	**1,675**	**1,828**	**2,059**	**2,501**	**3,116**	**3,704**	**4,262**	**4,863**	**5,496**	**13.8%**	**23.0%**	**17.8%**

Revenue per Bed *(RMB mm)*

	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E	2023E	2024E	15-18A CAGR	18-20E CAGR	18-24E CAGR
Operating Assets													
Beijing (incl. clinics)	9.6	11.6	12.7	12.8	14.0	15.3	16.2	17.4	18.3	19.6	10.0%	9.2%	7.3%
Shanghai Puxi (incl. clinics)	13.8	13.2	12.1	12.0	7.5	9.6	9.9	11.0	10.8	12.0	(4.5%)	(10.5%)	(0.1%)
Tier 2 (TJ, QD, Rehab) & Other Assets	1.0	1.3	1.6	2.1	2.4	2.8	2.8	3.2	3.2	3.5	27.8%	13.4%	8.6%
Sub-total	**6.3**	**6.7**	**6.9**	**7.2**	**6.9**	**7.8**	**7.8**	**8.5**	**8.6**	**9.3**	4.2%	4.0%	4.4%
Expansion Assets (Tier 1)													
Expansion Assets (Tier 1)[5]	-	-	-	0.5	1.5	2.1	2.8	3.5	4.1	4.8			45.5%

Expected 10-12mm RMB revenue per bed at stabilization[6]

Notes:

1. Shanghai Puxi's historical revenue growth was limited by capacity constraints and out of date infrastructure (only 5,900 sq.m. GFA incl. clinics). Shanghai Puxi, which relocated in Q4, operates in a new, expanded complex (~1km from our old complex)
2. Other Assets include Bo'Ao Clinic, Hangzhou Clinic and Yuesao (post partum care worker) business but does not include the 4 clinics currently operated by the private vehicle of New Frontier Group
3. Prior to Guangzhou Hospital's opening in 2018, Guangzhou consisted of 1 clinic with a total GFA of 648 sq.m.
4. Expansion assets (Tier 2) include HQ
5. Expansion Assets' Revenue Per Bed excludes Shenzhen (mgmt. contract). Shenzhen (mgmt. contract) revenues are derived from fixed branding and management fees as a % of hospital revenues
6. Represent asset performance once it reaches a level of revenue per bed similar to Beijing and Shanghai in 2018

NEW FRONTIER

34

ADJUSTED EBITDA SUMMARY (EXCL. M&A)

Adjusted EBITDA[1] Breakdown *(RMB mm)*

	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E	2023E	2024E	15-18A CAGR	18-20E CAGR	18-24E CAGR
Operating Assets													
Beijing (incl. clinics)	117	257	282	310	345	371	402	430	461	494	38.4%	9.5%	8.1%
Shanghai Puxi (incl. clinics)[2]	141	155	138	110	130	176	212	238	263	288	(7.9%)	26.1%	17.3%
Tier 2 (TJ, QD, Rehab) & Other Assets[3]	(91)	(48)	(36)	(9)	(6)	42	79	103	126	147			
Sub-total	**167**	**365**	**385**	**411**	**469**	**589**	**694**	**771**	**851**	**928**	**34.9%**	**19.8%**	**14.6%**
Expansion Assets (Tier 1)													
Expansion (GZ, SH Pudong, BJ Datun)[4]	5	8	(52)	(185)	(167)	(55)	57	164	271	384			
Shenzhen (mgmt. contract)	-	-	-	-	5	9	14	12	24	40			
Sub-total	**5**	**8**	**(52)**	**(185)**	**(162)**	**(46)**	**71**	**177**	**295**	**425**			
Others													
Expansion Assets (Tier 2)[5]	-	-	-	-	-	9	20	32	45	60			
HQ[6]	(116)	(132)	(146)	(141)	(168)	(160)	(160)	(168)	(176)	(185)	6.8%	6.6%	4.7%
Total	**57**	**241**	**186**	**84**	**140**	**392**	**625**	**812**	**1,014**	**1,227**	**14.2%**	**115.5%**	**56.2%**

US$ 75mm Adjusted EBITDA for Operating Assets after allocating 50% HQ expense

Reflected double rental payment in Shanghai Puxi hospital (for both old and new sites) during 2018 and 2019. UFH is currently in negotiation with JV partner regarding an annual rental reimbursement of certain amount

Adjusted EBITDA Margin *(%)*

Adjusted EBITDA margin impacted by double rent for Shanghai Puxi Hospital (for both old and new sites) during 2018 and 2019

	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E	2023E	2024E
Operating Assets										
Beijing (incl. clinics)	15.5%	26.8%	26.5%	26.5%	26.5%	26.1%	26.1%	26.0%	26.0%	26.0%
Beijing (hospital only excl. clinics)	*14.0%*	*27.3%*	*28.7%*	*30.2%*	*30.0%*	*29.2%*	*29.0%*	*28.6%*	*28.6%*	*28.4%*
Shanghai Puxi (incl. clinics)	28.5%	30.6%	28.0%	22.4%	24.5%	25.7%	26.8%	27.0%	27.0%	26.8%
Tier 2 (TJ, QD, Rehab) & Other Assets	(89.2%)	(32.2%)	(17.3%)	(3.1%)	(1.6%)	9.2%	14.7%	16.9%	18.5%	19.5%
Sub-total	**12.4%**	**22.5%**	**21.8%**	**20.9%**	**21.2%**	**22.9%**	**24.2%**	**24.5%**	**24.8%**	**24.9%**
Expansion Assets (Tier 1)										
Expansion (GZ, SH Pudong, BJ Datun)[7]	12.5%	15.7%	(88.7%)	(234.8%)	(58.6%)	(10.4%)	7.2%	15.6%	20.2%	23.4%
Overall	**4.1%**	**14.4%**	**10.2%**	**4.1%**	**5.6%**	**12.6%**	**16.9%**	**19.0%**	**20.9%**	**22.3%**

Expected 25-30% adj. EBITDA margin at stabilization[8]

NEW FRONTIER

Notes:
1. Reconciliation of historical Adjusted EBITDA to net income / (loss) can be referred in Appendix D
2. Shanghai Puxi's historical Adj. EBITDA growth was limited by capacity constraints (only 5,900 sq.m. GFA incl. clinics) and infrastructure limitations relative to patient volumes. UFH is currently in the negotiation with its joint venture partner of Shanghai Puxi hospital regarding a rental reimbursement of of RMB 15 million per year. Such rental rebate and one-off relocation expenses are added-back in 2019 full year projected Adjusted EBITDA
3. Other Assets include Bo'Ao Clinic, Hangzhou Clinic and Yuesao (post partum care worker) business but does not include the 4 clinics currently operated by the private vehicle New Frontier Group
4. Prior to Guangzhou Hospital's opening in 2018, Guangzhou consisted of 1 family health clinic
5. Expansion assets (Tier 2) doesn't include HQ
6. HQ loss is evenly allocated between operating assets and expansion assets
7. Expansion Assets Adjusted EBITDA margin excludes Shenzhen (mgmt. contract). Shenzhen (mgmt. contract) revenues are derived from fixed branding and management fees as a % of hospital revenues
8. Represent asset performance once it reaches a level of revenue per bed similar to Beijing and Shanghai in 2018

35

36 36 SUMMARY OF 1H 2019 REVENUE PERFORMANCE  (A) UFH’s operating assets, as a group achieved 13.6% growth in the first half of 2019, as compared to projected full year 20 19 revenue of 12.4%. The revenue growth in the first half of 2019 was primarily driven by the strong revenue growth in Beijing United Family Hospital and Tier 2 assets, which are both ah ead of their respective 2019 full year projected growth.  (B) Shanghai Puxi United Family Hospital (“PXU”) and its associated clinics recorded a 4.6% year over year revenue growth in the first half of 20 19. PXU successfully relocated its business operations to its new, more expansive facility in the first week of October 2019, which is expected to contribute fu rth er to its revenue grown in the next few quarters. The 2019 full year projection had assumed that PXU would relocate in the second quarter of 2019, however, the move was delayed to the fou rth quarter due to a delay in receiving necessary medical licensing approvals.  (C) As of the end of the first half of 2019, Guangzhou hospital and its associated clinic and Pudong hospital had earned RMB 273 million of revenue on an annualized basis based on June 2019 monthly revenue, and is on track to hit the full year expected revenue of RMB 285 million. First Half 2019 and Full Year 2019 Projected Revenue (RMB mm) 2018 Actual 2019 Period over Period Change % 6 Months Ended Jun 30th Year Ended Dec 31st 6 Months Ended Jun 30th (Actual) Year Ended Dec 31st (Projected) 6 Months Ended Jun 30th (Actual) Year Ended Dec 31st (Projected) Beijing (incl. clinics) 568 1,168 647 1,304 14.1% 11.6% Shanghai Puxi (incl. clinics) (B) 252 492 264 531 4.6% 7.8% Tier 2 (TJ, QD, Rehab) & Other Assets 132 305 170 374 28.5% 22.8% Sub-total (A) 952 1,965 1,082 2,209 13.6% 12.4% Expansion (GZ, SH Pudong, BJ Datun) (C) 35 97 123 285 252.4% 194.8% Shenzhen (mgmt. contract) - - - 5 Sub-total 35 97 123 290 252.4% 200.4% Expansion Assets (Tier 2) 3 (3) 1 2 990 2,059 1,206 2,501 21.8% 21.5% Operating Assets Expansion Assets (Tier 1) Others Total

37 37 SUMMARY OF 1H ADJUSTED EBITDA (1) PERFORMANCE  (A) UFH’s Operating Assets, as a group, achieved Adjusted EBITDA growth of 14 . 2 % year over year in the first half of 2019 , even without the expected contribution from PXU’s expansion and relocation that was expected to occur in the first half of 2019 . By the end of the first half of 2019 , UFH’s Operating Assets achieved 50 . 8 % of their total Adjusted EBITDA projections for the full year ended 2019 .  (B) PXU has achieved 3 . 9 % year over year Adjusted EBITDA growth in the first half of 2019 . PXU’s Adjusted EBITDA includes additional rental expenses of RMB 13 million in the first half of 2018 and RMB 16 million in the first half of 2019 as a result of having leases on two properties simultaneously due to its pending move to the new site . UFH is currently in negotiation with its joint venture partner of PXU regarding an annual rental reimbursement of RMB 15 million per year . Such rental rebate and one - off relocation expenses are added - back in the full year projected Adjusted EBITDA . Despite the delay in its relocation from the second quarter to the fourth quarter of 2019 , by the end of the second quarter of 2019 , PXU had achieved 50 . 2 % of its expected full year Adjusted EBITDA .  (C) UFH’s total Adjusted EBITDA for the second half of 2018 was impacted by additional expenses and initial operating losses related to its newly opened GZU and PDU facilities . UFH had projected RMB 140 million of Adjusted EBITDA for the full year 2019 , 59 . 9 % of which was already achieved by the end of the first half of 2019 . Notes: (1) Reconciliation of historical Adjusted EBITDA to net income / (loss) can be found in Appendix D of this presentation. 1. The 2019 full year projection had assumed that PXU would relocate in the second quarter of 2019, however, the move was delaye d t o the fourth quarter due to a delay in receiving necessary medical licensing approvals. 2. UFH is currently in negotiation with its joint venture partner regarding an annual rental reimbursement of RMB 15 million per ye ar. Such rental rebate and one - off relocation expenses are added - back in the full year projected Adjusted EBITDA. First Half 2019 Adjusted EBITDA and Full Year 2019 Projected Adjusted EBITDA (RMB mm) 2018 Actual 2019 Period over Period Change % 6 Months Ended Jun 30th Year Ended Dec 31st 6 Months Ended Jun 30th (Actual) Year Ended Dec 31st (Projected) 6 Months Ended Jun 30th (Actual) Year Ended Dec 31st (Projected) Beijing (incl. clinics) 154 310 181 345 17.3% 11.5% Shanghai Puxi (incl. clinics) (B), 1, 2 63 110 65 130 3.9% 18.0% Tier 2 (TJ, QD, Rehab) & Other Assets (8) (9) (8) (6) Sub-total (A) 209 411 239 469 14.2% 14.3% Expansion (GZ, SH Pudong, BJ Datun) (59) (185) (80) (167) Shenzhen (mgmt. contract) - - - 5 Sub-total (59) (185) (80) (162) Expansion Assets (Tier 2) - - - - HQ (64) (141) (75) (168) 86 84 84 140 Beijing (incl. clinics) 27.2% 26.5% 27.9% 26.5% Shanghai Puxi (incl. clinics) 24.9% 22.4% 24.7% 24.5% Tier 2 (TJ, QD, Rehab) & Other Assets (6.3%) (3.1%) (4.5%) (1.6%) Sub-total 21.9% 20.9% 22.1% 21.2% Expansion (GZ, SH Pudong, BJ Datun) (167.9%) (191.7%) (64.7%) (56.7%) 8.7% 4.1% 6.9% 5.6% Operating Assets Expansion Assets (Tier 1) Overall Operating Assets Expansion Assets (Tier 1) Others Total (C) Adjusted EBITDA Margin (%)

38 38 HOSPITALS: LONG TERM MATURITY CYCLE 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 800 850 900 950 1,000 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 TJU (6,900 sqm) BJU (26,596 sqm) SHM (5,900 sqm) Rehab (11,520 sqm) QDU (30,000 sqm) Hospital Revenue (mm RMB) SH hospital is the smallest hospital (4,131 sqm) and has been struggling to take on additional patient volume and develop higher acuity services GZM (70,607 sqm) May - 19 (Month 8 1 ) Run Rate Revenue 2 (RMB 173mm) PDU (28,471 sqm) May - 19 (Month 6 1 ) Run Rate Revenue 2 (RMB 111mm) Source: Company ( Unaudited) 1 Since the hospital obtained its OB license 2 Run - rate revenue is defined as monthly revenue * 12

BENCHMARKING ANALYSIS

2015A-2018A REVENUE CAGR (%)



China Leaders
Ex-China Regional Leaders
Average: 13.6%
13.8%
13.4%
UFH All 1
UFH Operating Assets 1,2
Average: 49.7%
36.3% 3
63.1% 3
Aier Eye Hospital
Jinxin Fertility 4
Est. Organic growth
Est. M&A
8.4% 5
IHH
7.6%
Bangkok Dusit Medical
6.0%
Raffles Medical Group
1.5%
Bumrungrad Hospital
Average: 8.1%
17.0% 6
Apollo Hospitals

2018A-2020E REVENUE CAGR (%)



China Leaders
Ex-China Regional Leaders
Average: 18.7%
23.0%
14.3%
UFH All
UFH Operating Assets 1,2
Average: 40.1%
28.4% 3
51.7% 3
Aier Eye Hospital
Jinxin Fertility
Est. Organic growth
Est. M&A
14.8%
IHH
7.9%
Bangkok Dusit Medical
14.1%
Raffles Medical Group
3.1%
Bumrungrad Hospital
Average: 10.6%
12.9% 5
Apollo Hospitals

Source: FactSet and company disclosures as of Jul 29, 2019

1. UFH's historical growth has all been derived from organic growth from its own hospitals
2. Operating asset Revenue includes other assets (i.e. Bo'Ao clinic, Hangzhou Clinic, Yuesao (post partum care worker) business and asset light business)
3. Estimated breakout of organic growth and M&A growth
4. Historical revenue CAGR represents 2016-2018 CAGR as previous financial data is not available
5. Adjusted to exclude IHH's acquisition of Global Hospitals in 2015
6. Apollo Hospitals underwent a large capacity expansion project between 2015 and 2018 and also acquired Nova Specialty Hospitals (11 hospitals in total) in Jan 2015

NEW FRONTIER

39

BENCHMARKING ANALYSIS (CONT'D)

2015A-2018A Adjusted EBITDA CAGR (%)



China Leaders
Ex-China Regional Leaders
Average: 24.6%
14.2%
34.9%
UFH All[1]
UFH Operating Assets[1,2]
Average: 54.0%
38.4%[3]
69.5%[3]
Aier Eye Hospital
Jinxin Fertility[4]
Est. Organic growth
Est. M&A
Average: 5.6%
5.0%[5]
6.5%
3.1%
5.5%
8.0%
IHH
Bangkok Dusit Medical
Raffles Medical Group
Bumrungrad Hospital
Apollo Hospitals

2018A-2020E Adjusted EBITDA CAGR (%)



China Leaders
Ex-China Regional Leaders
115.5%
Average: 67.7%
19.8%
UFH All[1]
UFH Operating Assets[1,2]
Average: 41.9%
25.6%[3]
58.1%
Aier Eye Hospital
Jinxin Fertility
Est. Organic growth
Est. M&A
Average: 10.8%
19.0%
9.5%
1.6%
5.5%
18.6%
IHH
Bangkok Dusit Medical
Raffles Medical Group
Bumrungrad Hospital
Apollo Hospitals

Source: FactSet and company disclosures as of Jul 29, 2019
1. UFH's historical growth has all been derived from organic growth from its own hospitals
2. Operating asset EBITDA includes other assets (i.e. Bo'Ao clinic, Hangzhou Clinic, Yuesao (post partum care worker) business and asset light business)
3. Breakout of organic growth and M&A growth based on company estimates
4. Historical adjusted EBITDA CAGR represents 2016-2018 CAGR as previous financial data is not available
5. Adjusted to exclude IHH's acquisition of Global Hospitals in 2015

NEW FRONTIER

40

41 41 4.1% 20.9% 25.7% 38.5% 21.5% 22.1% 20.8% 32.8% 10.8% UFH All UFH Operating Aier Eye Hospital Jinxin Fertility IHH Bangkok Dusit Medical Raffles Medical Group Bumrungrad Hospital Apollo Hospitals 2018A Adjusted EBITDA MARGIN (%) China Leaders Ex - China Regional Leaders Source: FactSet and company disclosures as of Jul 29, 2019 1. Exclude clinics 2. Define ramp up hospital as hospitals with less than 3 years of operating history or still in pipeline 3. UFH ramp up hospitals include Pudong, Guangzhou, Datun, New Puxi and Shenzhen (under management contract) NUMBER OF HOSPITALS 1 Average: 12.5% Average: 32.1% Average: 21.6% 4. Include Aier Hospitals within the listed entity only. Ramp - up hospitals are kept outside of the listed entity until stabilize d 5. Including facility under management and in the US 6. UFH Operating asset Adjusted EBITDA margin calculation doesn’t include other assets (i.e. Bo’Ao clinic, Hangzhou Clinic, Yuesao (post partum care worker) business and asset light business) 6 9 94 7 83 47 3 2 43 UFH All Aier Eye Hospital Jinxin Fertility IHH Bangkok Dusit Medical Raffles Medical Group Bumrungrad Hospital Apollo Hospitals China Leaders Ex - China Regional Leaders 4 Ramp - up Hospitals 2 5 3 0 4 0 5 5 N/A 2 0 4 BENCHMARKING ANALYSIS (CONT’D) 5

BENCHMARKING ANALYSIS (CONT'D)

EV/REVENUE



TEV = US$ 1.44bn
China Leaders
Ex-China Regional Leaders
2019E Average: 9.7x
2020E Average: 7.9x
2021E Average: 6.2x
2019E Average: 4.3x
2020E Average: 3.9x
2021E Average: 3.6x
3.9x 3.1x 2.6x
UFH All
9.1x 7.2x 5.1x
Aier Eye Hospital
10.3x 8.6x 7.2x
Jinxin Fertility
4.5x 4.1x 3.7x
IHH
5.0x 4.6x 4.2x
Bangkok Dusit Medical
3.6x 3.0x 2.6x
Raffles Medical Group
6.3x 6.0x 5.8x
Bumrungrad Hospital
2.1x 1.9x 1.6x
Apollo Hospitals
2019E 2020E 2021E

EV/Adjusted EBITDA



TEV = US$ 1.44bn
China Leaders
Ex-China Regional Leaders
2019E Average: 31.6x
2020E Average: 24.8x
2021E Average: 18.5x
2019E Average: 19.8x
2020E Average: 18.0x
2021E Average: 15.9x
70.0x 24.9x 15.6x
UFH All
25.0x 18.4x 13.3x
UFH (excl. Losses from Expansion Assets)
36.3x 29.0x 20.7x
Aier Eye Hospital
27.0x 20.6x 16.3x
Jinxin Fertility
20.0x 17.8x 16.0x
IHH
22.1x 20.3x 18.4x
Bangkok Dusit Medical
19.8x 18.4x 15.2x
Raffles Medical Group
18.7x 17.5x 16.5x
Bumrungrad Hospital
18.6x 15.8x 13.5x
Apollo Hospitals
2019E 2020E 2021E

NEW FRONTIER

Source: FactSet consensus estimates as of Jul 29, 2019

1. UFH (excl. losses from new assets)'s multiples are calculated based on Adjusted EBITDA of UFH excluding losses from expansion assets (i.e. excludes Guangzhou / Pudong / Datun in 2019; excludes Pudong / Datun in 2020; and excludes Datun only in 2021) with allocation of 50% HQ cost

42

43 43 Source: FactSet consensus estimates as of Jul 29, 2019 1. Expected book value calculated based on net asset as of Mar 31, 2019 excluding 2019 estimated net loss with capital inject ion in 2019 for CAPEX added BENCHMARKING ANALYSIS (CONT’D) 2.3x 13.2x 3.2x 2.1x 4.8x 2.3x 6.1x 5.1x n.a. 11.3x 3.0x 2.0x 4.6x 2.2x 5.4x 4.6x n.a. 9.9x 2.8x 1.9x 4.4x 2.1x 5.0x 4.0x UFH All Aier Eye Hospital Jinxin Fertility IHH Bangkok Dusit Medical Raffles Medical Group Bumrungrad Hospital Apollo Hospitals 2019E 2020E 2021E P/B 1 China Leaders Ex - China Regional Leaders Equity value = US$1.32bn 2019E Average: 4.1x 2020E Average: 3.8x 2021E Average: 3.5x 2019E Average: 8.2x 2020E Average: 7.2x 2021E Average: 6.4x

44 44 APPENDIX B – ADDITIONAL MATERIALS

45 45 UNIQUE HOSPITAL + CLINIC HUB & SPOKE NETWORK INTEGRATED HEALTHCARE SERVICES MODEL GENERATING SIGNIFICANT SYNERGIES BEIJING HOSPITAL REFERRAL REVENUE FROM CLINICS AND CONTRIBUTION TO TOTAL HOSPITAL REVENUE (RMB mm) BEIJING HOSPITAL REFERRAL PATIENT VISITS FROM CLINICS THE ONLY HUB & SPOKE BUSINESS MODEL IN CHINA Source: Company Hospitals Clinic Clinic Clinic Clinic Clinic Clinic 79 88 93 9.4% 9.7% 9.2% 2016 2017 2018 815 891 768 27,147 2016 2017 2018 24,300 31,363 Outpatient Inpatient

46 46 OPERATING ASSET – HOSPITAL EXPANSION COMPARISON BJU EXPANSION PROJECTS  Projected performance of SHU similar to that of BJU from 2012 to 2014 where the size of facility increased ~ 130% . Revenue in the same period increased by 38%  Despite the facility size of SHU increased by more than 4 x, current case conservatively assumes revenue increase by 39 % SHANGHAI PUXI EXPANSION PROJECTS Pre-Expansion (2012) Post Expansion (2014) % Change 12-14 CAGR Pre-Expansion (2018) Post Expansion (2020E) % Change 18-20 CAGR Area (sqm) 4,831 11,136 130.5% 4,131 20,000 384.1% Bed Number 46 73 58.7% 41 71 73.2% Total Revenue 483 665 37.6% 17.3% 492 682 38.6% 17.7%

47 47 APPENDIX C – DIVISIONAL DEEP DIVE

48 48 1,390 1,909 2,150 2,210 5,535 10,943 0 4,000 8,000 12,000 2013A 2018E 2023E 744 829 646 1,080 1,280 434 200 BEIJING MARKET OVERVIEW 13 27 55 115 298 608 33 35 40 161 360 703 0 200 400 600 800 2013A 2018E 2023E Local Insurance Coverage Local Out of Pocket Expat Supply Demand Mid - to High - End Inpatient Supply and Demand Disparity 2,4 (No. of Beds) Beijing Market Size - Total No. of Addressable Households 1 (000's) Beijing Market Size - By Specialty (US$ mm) 3 Total No. of Mid - to High - End Hospital Beds Supply 4 (No. of Beds) 1.6x 2.9x 5.1x 2018E 2018E 2018E 2018E 2023E 2023E 2023E 2023E Source: NHFPC, Company Analysis 1. Total addressable households are calculated using the sum of expats, affluent households and local insurance coverage Addressable households defined as households with annual income more than 324K RMB 2. Demand is calculated through addressable market size (# households 2018 in model x household size) and bed per population whi ch is assumed to be 4.57 beds per thousand people in 2013 and 5.06 beds per thousand people in 2018 - 2023, according to CEIC stats; supply is based on # of beds for public hospital VIP wards and private premium hospitals in 2 018 3. Exchange rate at USD:RMB = 1.00 : 6.80 4. Exclude AmCare / Beijing Children’s Hospital in Daxing Huangcun (estimated opening in 2020) and PKUIH new international hospital (2014/2016) 2014A - 2018E New Hospitals 2018E 2019E - 2023E New Hospitals 2013A Public Private 85 519 1,390 1,909 241 2,150 41 870 2023E All 200 new private hospital beds are from UFH 37% 13% % increase of new mid - to - high - end hospital beds 159 121 149 163 315 305 319 495 OB/GYN Pediatrics GP Orthopedics

49 49 OVERVIEW OF UFH IN BEIJING Existing hospital Datun hospital Clinics Rehab hospital Source: Company 1. In Sep 2018, Beijing government published new rule prohibiting any new Class III hospitals or beds within in the 5 th Ring High - tech cluster Financial District Embassy area CBD University cluster SOE headquarters Expats cluster Airport 5 th Ring 1 Wealthy local community Overview of Beijing Beijing United Family Facilities

50 50 1,081 1,135 1,180 2,503 4,373 2,138 1,870 1,446 3,638 5,353 3 3,952 8,207 13,874 0 5,000 10,000 15,000 2013A 2018E 2023E SHANGHAI MARKET OVERVIEW Mid - to High - End Inpatient Supply and Demand Disparity 2 (No. of Beds) Shanghai Market Size - By Specialty (US$ mm) 4 Total No. of Mid - to High - End Hospital Beds Supply (No. of Beds) 21 42 85 209 438 760 52 41 37 281 522 882 0 400 800 1,200 2013A 2018E 2023E 2018E 2018E 2018E 2018E 2023E 2023E 2023E 2023E Source: NHFPC, Company Analysis 1. Total addressable households are calculated using the sum of expats, affluent households and local insurance coverage Addressable households defined as households with annual income more than 324K RMB 2. Demand is calculated through addressable market size (# households 2018 in model x household size) and bed per population whi ch is assumed to be 4.68 beds per thousand people in 2013 and 5.24 beds per thousand people in 2018 in Shanghai, according to CEIC stats; supply is based on #of beds for public hospital VIP wards and private premium hos pital in 2018 3. Forward looking until 2021 4. Exchange rate at USD:RMB = 1.00 : 6.80 54 3,638 45 1,446 2,192 1,915 Shanghai Market Size - Total No. of Addressable Households 1 (000's) Public Private 2.7x 2.3x 2.6x 2014A - 2018E New Hospitals 2018E 2019E - 2021E New Hospitals 2021E 2013A 5,553 Supply Demand 152% 53% % increase of new mid - to - high - end hospital beds 365 Local Insurance Coverage Local Out of Pocket Expat 240 192 262 98 406 405 589 175 OB/GYN Pediatrics GP Orthopedics

51 51 OVERVIEW OF UFH IN SHANGHAI Source: Company Clinics Old Puxi hospital New Puxi hospital Pudong hospital Financial District CBD Expats cluster Wealthy community International schools Expats cluster Outer Ring Hongqiao Airport Pudong Airport United Family Fengshang Clinic Shanghai United Family Pudong Hospital Shanghai United Family Hospital Shanghai United F amily Facilities Overview of Shanghai

52 52 % increase of new mid - to - high - end hospital beds 386 425 264 614 914 350 300 615 1,000 1,339 4 1,409 3,539 8,433 0 3,000 6,000 9,000 2013A 2018E 2023E GUANGZHOU MARKET OVERVIEW Mid - to High - End Inpatient Supply and Demand Disparity 2 (No. of Beds) Total No. of Mid - to High - End Hospital Beds Supply (No. of Beds) Supply Demand 4 6 12 87 208 512 10 11 12 100 225 536 0 200 400 600 800 2013A 2018E 2023E Guangzhou Market Size - By Specialty (US$ mm) 3 2018E 2018E 2018E 2018E 2023E 2023E 2023E 2023E Source: NHFPC, Company Analysis 1. Total addressable households are calculated using the sum of expats, affluent households and local insurance coverage Addressable households defined as households with annual income more than 324K RMB 2. Bed demand calculated by addressable market size (number of households x average household size) and bed per population (4 .68 in 2013 and 5.24 in 2018 - 2023) 3. Exchange rate at USD:RMB = 1.00 : 6.80 4. Forward looking until 2020 1,339 351 35 39 615 385 1,000 339 Guangzhou Market Size - Total No. of Addressable Households 1 (000's) Public Private 2.3x 3.5x 6.3x 2014A - 2018E New Hospitals 2018E 2019E - 2023E New Hospitals 2013A 2023E 63% 34% 100 from UFH Local Insurance Coverage Local Out of Pocket Expat OB/GYN Pediatrics GP Orthopedics 84 27 18 42 231 71 46 139

OVERVIEW OF UFH IN GUANGZHOU

Overview of Guangzhou



Guangzhou Baiyun Airport[1]
UFH Guangzhou Clinic
Guangzhou United Family Hospital
Foshan
佛山市
Guangzhou High-Speed Rail Station[2]

UFH Guangzhou Clinic · Guangzhou UFH · Commercial Hub · Financial District · University District

International schools · Tencent HQ · Alibaba Guangzhou · China Mobile Guangzhou

Guangzhou United Family Hospital



广州和睦家医院

Guangzhou UFH Clinic



United Family Healthcare
和睦家医疗

NEW FRONTIER

Source: Company

1. Guangzhou CBD is approximately 38km from Guangzhou CBD, taking approximately 40-50 minutes by car in order to reach the city center
2. Guangzhou High-Speed Rail Station is approximately 25km from Guangzhou CBD, taking approximately 40 minutes by car in order to reach the city center

53

54 54 High Net Worth Population (000's) GDP per capita RMB Average number Beds per 1,000 citizens # Beds SHENZHEN MARKET OVERVIEW Source: National Bureau of Statistics, Provincial Bureau of Statistics, Health Planning Commission, Hurun, Fudan University H osp ital Management Institute; as of 2018 183,127 150,678 134,607 124,606 84,666 63,412 128,994 119,441 Chengdu Guangzhou Hangzhou Shenzhen Shanghai Chongqing Beijing Tianjin 3.18 5.64 7.41 4.55 7.92 4.89 5.25 4.13 3 4 5 15 18 44 64 71 230 263 0 50 100 150 200 250 300 Hangzhou Guangzhou Shenzhen Shanghai Beijing Net worth >RMB10mn Net worth >RMB1bn 4 9 0 20 21 0 5 10 15 20 25 Hangzhou Guangzhou Shenzhen Shanghai Beijing # hospitals No. of Hospitals in the Top 100 Rankings

OVERVIEW OF UFH IN SHENZHEN

UFH in Shenzhen



Overview	• Strategically located in Shenzhen CBD (above downtown metro station). 5 minutes drive from Hong Kong border and high speed rail • The only large-scale private hospital in Shenzhen CBD (no new supply of large private hospital in downtown Shenzhen planned in the next 5 years) • 64,000 sqm; ~250-300 planned licensed bed count • High-end specialty services focused, offering services such as high-end OB/GYN, orthopaedics, pediatrics, oncology, dermatology / cosmetology and more
Business Model	• Management contract model which reduces investment risk while providing quicker returns on capital (New Frontier majority owns the Propco (land and building) and will invest an additional ~US$ 100mm to build up the hospital)
Timetable	• New Frontier completed Propco acquisition in Jan 19 • Construction will commence in Q1 19 with operations commencing in 2021

Source: Company

Shenzhen Hospital Landscape

- A total of 10 new hospitals are expected to open in Shenzhen by 2021
- Most of these hospitals will be located in the outskirts of Shenzhen (none in Inner Shenzhen)



Shenzhen Baoan Airport
Inner Shenzhen
Outer Shenzhen
Hong Kong Border
Planned UFH Hospital
Tencent HQ
Commercial Centre
High End Residential Area
Futian Port
Tech Center
High-Speed Railway Station

NEW FRONTIER

55

56 56 APPENDIX D - EBITDA RECONCILIATION

57 57 RECONCILIATION OF HISTORICAL ADJ. EBITDA TO NET INCOME / (LOSS) Notes: 1. Miscellaneous income, net are other income and expense not attributable to operating expenses and finance expenses, such a s g ains on disposal of held - to - sale assets 2. Monitoring fee payable to TPG and Fosun each year are not related to business operation (RMB mm) 2015A 2016A 2017A 2018A 2018 H1A 2019 H1A Revenue 1,395 1,675 1,828 2,059 990 1,206 Net income / (loss) (129) (2) 2 (154) (30) (121) Adjustments A1) Depreciation and amortization 110 112 116 139 61 169 A2) Share-based compensation 39 33 23 18 9 21 A3) Income tax expense 3 62 67 60 30 41 A4) Finance expenses, net 27 29 (1) 51 4 68 A5) Miscellaneous income, net 1 3 3 (23) (33) 12 1 A6) Lease expense adj. as a result of adoption of IFRS 16 - - - - - (101) B1) Monitoring fee payable to TPG and Fosun 2 3 4 4 4 2 2 B2) One-off transaction fees - - - - - 5 Subtotal of adjustments 185 243 185 238 117 205 Adjusted EBITDA 57 241 186 84 86 84